                                                                   EXHIBIT 10.11

                    AMENDMENT NO. 2 TO EMPLOYMENT AGREEMENT


     THIS AMENDMENT NO. 2 TO EMPLOYMENT AGREEMENT ("Amendment") is made and entered into as of the 28th day of January, 1998, by and between Digital Teleport, Inc., a Missouri corporation (the "Company"), and Robert F. McCormick ("Executive"), amending that certain Employment Agreement ("Employment Agreement") dated the 9th day of September, 1997, by and between the Company and Executive, as amended by Amendment No. 1 to Employment Agreement ("Amendment No. 1") dated January 28, 1998.

     WITNESSETH:

     WHEREAS, pursuant to Amendment No. 1, Executive received an option to purchase 300 shares of the Company's Common Stock;

     WHEREAS, the grant in Amendment No. 1 was in lieu of all other options provided for pursuant to the Employment Agreement;

     WHEREAS, the parties want there to be provision for an additional grant of 150 shares upon consummation of an initial public offering by the Company, with an exercise price equal to the offering price in such initial public offering;

     NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, it is hereby agreed as follows:

     1. Options.   In addition to the options provided for in Amendment No. 1, upon the consummation of an initial public offering by the company having net proceeds to the Company, Executive will receive an option in the form of Exhibit A to Amendment No. 1 under the Company's stock option plan attached as Exhibit B thereto, except that such option will be for 150 shares (adjusted appropriated for stock splits and stock dividends following the date hereof), and the exercise price shall be the offering price in such public offering.

     IN WITNESS WHEREOF, the parties have executed this Employment Agreement as of the date first above written.



                                 DIGITAL TELEPORT, INC.



                                 By: /s/ Richard D. Weinstein
                                     -------------------------------
                                 Name: Richard D. Weinstein
                                 Title:  President


                                 EXECUTIVE



                                 /s/ Robert F. McCormick
                                 -----------------------------------